   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 23, 1997


                                                      REGISTRATION NO. 333-27311
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ---------------------
                                 PRE-EFFECTIVE

                                AMENDMENT NO. 2

                                       TO
                                    FORM S-3
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                             ---------------------
                   TRANSCONTINENTAL GAS PIPE LINE CORPORATION
             (Exact name of registrant as specified in its charter)

                     DELAWARE                                           74-1079400
           (State or other jurisdiction                              (I.R.S. Employer
        of incorporation or organization)                          Identification No.)

                            2800 POST OAK BOULEVARD
                              HOUSTON, TEXAS 77056
                                 (713) 215-2000
         (Address, including zip code, and telephone number, including area code of registrant's principal executive offices)
                             ---------------------
                           WILLIAM G. VON GLAHN, ESQ.
                   SENIOR VICE PRESIDENT AND GENERAL COUNSEL
                          THE WILLIAMS COMPANIES, INC.
                              ONE WILLIAMS CENTER
                             TULSA, OKLAHOMA 74172
                                 (918) 588-2000
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                             ---------------------
                                    COPY TO:
                             KEITH L. KEARNEY, ESQ.
                             DAVIS POLK & WARDWELL
                              450 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10017
                                 (212) 450-4000

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
     From time to time after this Registration Statement becomes effective.
                             ---------------------

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [X]
                             ---------------------

                        CALCULATION OF REGISTRATION FEE


========================================================================================================================
                                                         PROPOSED MAXIMUM       PROPOSED MAXIMUM          AMOUNT OF
   TITLE OF EACH CLASS OF            AMOUNT TO            OFFERING PRICE       AGGREGATE OFFERING       REGISTRATION
SECURITIES TO BE REGISTERED        BE REGISTERED             PER UNIT               PRICE(1)               FEE(3)
------------------------------------------------------------------------------------------------------------------------
Debt Securities.............            (2)                     (2)               $500,000,000            $151,516
========================================================================================================================


(1) Estimated solely for the purpose of determining the registration fee.

(2) Not applicable pursuant to Form S-3 General Instruction II(D) under the Securities Act of 1933.


(3) Calculated pursuant to Rule 457. The Registrant filed a registration Statement on May 16, 1997, relating to $300,000,000 of Debt Securities. In connection therewith, the Registrant paid a registration fee of $90,910. The Registrant paid the remaining $60,606 in connection with the filing of Pre-Effective Amendment Number 1 on September 8, 1997.


     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
================================================================================

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.


     (a) Exhibits:


        EXHIBIT
         NUMBER                                  DESCRIPTION
        -------                                  -----------
         *1.1            -- Form of Underwriting Agreement (filed as Exhibit 1.1 to
                            Form S-3 Registration Statement No. 333-27311, filed May
                            16, 1997).
         *1.2            -- Form of Distribution Agreement (filed as Exhibit 1.2 to
                            Form S-3 Registration Statement No. 333-27311, filed May
                            16, 1997).
         *4.1            -- Form of Indenture (filed as Exhibit 4.1 to Pre-Effective
                            Amendment No. 1 to Form S-3 Registration Statement No.
                            333-27311, filed September 8, 1997).
         *4.2            -- Form of Floating Rate Note (filed as Exhibit 4.2 to Form
                            S-3 Registration Statement No. 333-27311, filed May 16,
                            1997).
         *4.3            -- Form of Fixed Rate Note (filed as Exhibit 4.3 to Form S-3
                            Registration Statement No. 333-27311, filed May 16,
                            1997).
         *4.4            -- Form of Debenture (filed as Exhibit 4.4 to Form S-3
                            Registration Statement No. 333-27311, filed May 16,
                            1997).
         *4.5            -- Second Restated Certificate of Incorporation of the
                            Company, as amended (filed as Exhibit 3.1 to Form 8-K
                            dated January 23, 1987, and Exhibit (10)-17 to Transco
                            Energy Company's 1993 Form 10-K).
         *4.6            -- Indenture dated June 1, 1983, between the Company and
                            RepublicBank Houston National Association, as Trustee and
                            First through Sixth Supplements (filed as Exhibit (4)-5
                            to the Company's Form 10-K for the year ended December
                            31, 1989).
         *4.7            -- Indenture dated September 15, 1992, between the Company and the Bank of New York, as Trustee (filed as Exhibit
                            4.2 to Form 8-K dated September 17, 1992).
         *4.8            -- U.S. $1,000,000,000 Second Amended and Restated Credit
                            Agreement, dated as of July 23, 1997, among The Williams
                            Companies, Inc. and certain of its subsidiaries, and the
                            lenders named therein and Citibank, N.A., as agent (filed
                            as Exhibit 4.16 to Registration Statement on Form S-3
                            dated September 8, 1997, of The Williams Companies,
                            Inc.).
         *5              -- Opinion and consent of counsel of The Williams Companies,
                            Inc., relating to the validity of the Debt Securities
                            (filed as Exhibit 5 to Pre-Effective Amendment No. 1 to
                            Form S-3 Registration Statement No. 333-27311, filed
                            September 8, 1997).
        *12              -- Computation of Ratio of Earnings to Fixed Charges (filed as Exhibit 12 to Pre-Effective Amendment No. 1 to Form
                            S-3 Registration Statement No. 333-27311, filed September
                            8, 1997).
         23.1            -- Consent of Ernst & Young LLP.
        *23.2            -- Consent of Arthur Andersen LLP (filed as Exhibit 23.2 to
                            Form S-3 Registration Statement No. 333-27311, filed May
                            16, 1997).
        *23.3            -- Consent of counsel (contained in Exhibit 5).
        *24.1            -- Power of Attorney (filed as Exhibit 24.1 to Form S-3
                            Registration Statement No. 333-27311, filed May 16,
                            1997).
        *24.2            -- Certified copy of resolutions authorizing signatures
                            pursuant to power of attorney (filed as Exhibit 24.2 to
                            Form S-3 Registration Statement No. 333-27311, filed May
                            16, 1997).
        *24.3            -- Power of Attorney (filed as Exhibit 24.3 to Pre-Effective
                            Amendment No. 1 to Form S-3 Registration Statement No.
                            333-27311, filed September 8, 1997).

        EXHIBIT
         NUMBER                                  DESCRIPTION
        -------                                  -----------
        *24.4            -- Certified copy of resolutions authorizing signatures
                            pursuant to power of attorney (filed as Exhibit 24.4 to
                            Pre-Effective Amendment No. 1 to Form S-3 Registration
                            Statement No. 333-27311, filed September 8, 1997).
        *25              -- Statement of Eligibility and Qualification on Form T-1
                            for the Indenture (filed as Exhibit 25 to Pre-Effective
                            Amendment No. 1 to Form S-3 Registration Statement No.
                            333-27311, filed September 8, 1997).


---------------


* Such exhibit has heretofore been filed with the Securities and Exchange Commission as part of the filing indicated and is incorporated herein by reference.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Tulsa and State of Oklahoma on the 23rd day of September, 1997.


                                            TRANSCONTINENTAL GAS PIPE LINE
                                            (Registrant)

                                            By:   /s/ REBECCA H. HILBORNE
                                              ----------------------------------
                                                     Rebecca H. Hilborne
                                                       Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated:


                     SIGNATURE                                   TITLE                      DATE
                     ---------                                   -----                      ----

/s/ KEITH E. BAILEY*                                 Chairman of the Board
---------------------------------------------------
Keith E. Bailey

/s/ BRIAN E. O'NEILL*                                President & Chief Executive
---------------------------------------------------    Officer (principal
Brian E. O'Neill                                       executive officer) and
                                                       Director

/s/ NICK A. BACILE*                                  Vice President and Treasurer
---------------------------------------------------    (principal financial
Nick A. Bacile                                         officer and principal
                                                       accounting officer)

/s/ CUBA WADLINGTON, JR.*                            Director
---------------------------------------------------
Cuba Wadlington, Jr.

*By /s/ REBECCA H. HILBORNE
    -----------------------------------------------
    Rebecca H. Hilborne
    Attorney-in-Fact



                                                            September 23, 1997

                                 EXHIBIT INDEX


        EXHIBIT
         NUMBER                                  DESCRIPTION
        -------                                  -----------
         *1.1            -- Form of Underwriting Agreement (filed as Exhibit 1.1 to
                            Form S-3 Registration Statement No. 333-27311, filed May
                            16, 1997).
         *1.2            -- Form of Distribution Agreement (filed as Exhibit 1.2 to
                            Form S-3 Registration Statement No. 333-27311, filed May
                            16, 1997).
         *4.1            -- Form of Indenture (filed as Exhibit 4.1 to Pre-Effective
                            Amendment No. 1 to Form S-3 Registration Statement No.
                            333-27311, filed September 8, 1997).
         *4.2            -- Form of Floating Rate Note (filed as Exhibit 4.2 to Form
                            S-3 Registration Statement No. 333-27311, filed May 16,
                            1997).
         *4.3            -- Form of Fixed Rate Note (filed as Exhibit 4.3 to Form S-3
                            Registration Statement No. 333-27311, filed May 16,
                            1997).
         *4.4            -- Form of Debenture (filed as Exhibit 4.4 to Form S-3
                            Registration Statement No. 333-27311, filed May 16,
                            1997).
         *4.5            -- Second Restated Certificate of Incorporation of the
                            Company, as amended (filed as Exhibit 3.1 to Form 8-K
                            dated January 23, 1987, and Exhibit (10)-17 to Transco
                            Energy Company's 1993 Form 10-K).
         *4.6            -- Indenture dated June 1, 1983, between the Company and
                            RepublicBank Houston National Association, as Trustee and
                            First through Sixth Supplements (filed as Exhibit (4)-5
                            to the Company's Form 10-K for the year ended December
                            31, 1989).
         *4.7            -- Indenture dated September 15, 1992, between the Company and the Bank of New York, as Trustee (filed as Exhibit
                            4.2 to Form 8-K dated September 17, 1992).
         *4.8            -- U.S. $1,000,000,000 Second Amended and Restated Credit
                            Agreement, dated as of July 23, 1997, among The Williams
                            Companies, Inc. and certain of its subsidiaries, and the
                            lenders named therein and Citibank, N.A., as agent (filed
                            as Exhibit 4.16 to Registration Statement on Form S-3
                            dated September 8, 1997, of The Williams Companies,
                            Inc.).
         *5              -- Opinion and consent of counsel of The Williams Companies,
                            Inc., relating to the validity of the Debt Securities
                            (filed as Exhibit 5 to Pre-Effective Amendment No. 1 to
                            Form S-3 Registration Statement No. 333-27311, filed
                            September 8, 1997).
        *12              -- Computation of Ratio of Earnings to Fixed Charges (filed as Exhibit 12 to Pre-Effective Amendment No. 1 to Form
                            S-3 Registration Statement No. 333-27311, filed September
                            8, 1997).
         23.1            -- Consent of Ernst & Young LLP.
        *23.2            -- Consent of Arthur Andersen LLP (filed as Exhibit 23.2 to
                            Form S-3 Registration Statement No. 333-27311, filed May
                            16, 1997).
        *23.3            -- Consent of counsel (contained in Exhibit 5).
        *24.1            -- Power of Attorney (filed as Exhibit 24.1 to Form S-3
                            Registration Statement No. 333-27311, filed May 16,
                            1997).
        *24.2            -- Certified copy of resolutions authorizing signatures
                            pursuant to power of attorney (filed as Exhibit 24.2 to
                            Form S-3 Registration Statement No. 333-27311, filed May
                            16, 1997).
        *24.3            -- Power of Attorney (filed as Exhibit 24.3 to Pre-Effective
                            Amendment No. 1 to Form S-3 Registration Statement No.
                            333-27311, filed September 8, 1997).
        *24.4            -- Certified copy of resolutions authorizing signatures
                            pursuant to power of attorney (filed as Exhibit 24.4 to
                            Pre-Effective Amendment No. 1 to Form S-3 Registration
                            Statement No. 333-27311, filed September 8, 1997).

        EXHIBIT
         NUMBER                                  DESCRIPTION
        -------                                  -----------
        *25              -- Statement of Eligibility and Qualification on Form T-1
                            for the Indenture (filed as Exhibit 25 to Pre-Effective
                            Amendment No. 1 to Form S-3 Registration Statement No.
                            333-27311, filed September 8, 1997).


---------------


* Such exhibit has heretofore been filed with the Securities and Exchange Commission as part of the filing indicated and is incorporated herein by reference.